UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material under §240.14a -12

Rise Gold Corp.

(Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

[x] No fee required

[  ] Fee paid previously with preliminary materials

[  ] Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

RISE GOLD CORP.

Suite 650 - 669 Howe Street

Vancouver, BC V6C 0B4

T: 604.260.4577

NOTICE OF ANNUAL GENERAL MEETING

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the annual general meeting (the "Meeting") of stockholders of Rise Gold Corp. (the "Corporation") will be held at the offices of the Corporation, Suite 650-669 Howe Street, Vancouver, British Columbia, V6C 0B4, on Tuesday, January 31, 2023, at 10:00 a.m. (Vancouver time) for the following purposes:

1. to receive the audited financial statements of the Corporation for the fiscal year ended July 31, 2022, and the accompanying report of the auditors;

2. to set the number of directors at five (5);

3. to elect directors to hold office until the next annual general meeting of the Corporation;

4. to re-appoint Davidson & Company LLP, Chartered Professional Accountants, as the auditor of the Corporation until the next annual meeting of stockholders and to authorize the directors of the Corporation to fix the remuneration to be paid to the auditor; and

5. to transact such further or other business as may properly come before the Meeting and any adjournment or postponement thereof.

The accompanying information circular (the "Information Circular") provides additional information relating to the matters to be dealt with at the Meeting and is supplemental to, and expressly made a part of, this Notice of Meeting.

The board of directors of the Corporation has fixed December 26, 2022 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof.  Each registered stockholder at the close of business on that date is entitled to such notice and to vote at the Meeting in the circumstances set out in the Information Circular.

At the date of this Notice and the accompanying Information Circular it is the intention of the Corporation to hold the Meeting in person at the location stated above in this Notice.  Due to the ongoing public health concerns related to the coronavirus pandemic ("COVID-19") the Corporation recommends that all stockholders submit votes by sending in a properly completed and signed form of proxy (or voting instruction form) prior to the Meeting following instructions in the Circular. The Corporation reserves the right to take pre-cautionary measures deemed to be appropriate, necessary or advisable in relation to the Meeting in response to changes in COVID-19 including: change of Meeting date, change of Meeting venue or the way in which the Meeting is held, for example by virtual meeting. Should any changes to the Meeting occur, the Corporation will announce any and all changes by way of news release filed under the Corporation's profile on SEDAR at www.sedar.com. Please check the Corporation's SEDAR profile prior to the Meeting for the most current information. In the event of changes to the Meeting format due to COVID-19, the Corporation will not prepare or mail amended Meeting Proxy Materials.

If you are a registered stockholder of the Corporation and unable to attend the Meeting in person, please vote by proxy by following the instructions provided in the accompanying form of proxy at least 48 hours (excluding Saturdays, Sundays and holidays recognized in the Province of British Columbia) before the time and date of the Meeting or any adjournment or postponement thereof.

If you are a non-registered stockholder of the Corporation and received this Notice of Meeting and accompanying materials through a broker, a financial institution, a participant, or a trustee or administrator of a self-administered retirement savings plan, retirement income fund, education savings plan or other similar self-administered savings or investment plan registered under the Income Tax Act (Canada), or a nominee of any of the foregoing that holds your securities on your behalf (each, an "Intermediary"), please complete and return the materials in accordance with the instructions provided to you by your Intermediary.

DATED at Vancouver, British Columbia, this 26th day of December 2022.

By Order of the Board of Directors of

RISE GOLD CORP.

/s/ Benjamin W. Mossman

Benjamin W. Mossman
Chief Executive Officer

PLEASE VOTE.  YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE VOTE BY PROXY BY FOLLOWING THE INSTRUCTIONS PROVIDED IN THE ACCOMPANYING PROXY.

SCHEDULE 14A INFORMATION

The Schedule 14A Information provided and cross-referenced below has been provided by the Corporation in compliance with requirements of the United States Securities and Exchange Commission ("SEC").

In this proxy statement, unless otherwise indicated, all dollar amounts are expressed in United States dollars and all references to $ are to United States dollars.

Item 1.  Date, Time and Place Information.

See the "Introduction" section in the Information Circular.

The Corporation anticipates that the Information Circular and form of proxy will first be sent or given to stockholders on January 10, 2023.

Item 2.  Revocability of Proxy.

See the "Appointment and Revocation of Proxy" section in the Information Circular.

Item 3.  Dissenters' Right of Appraisal.

Not applicable.

Item 4.  Persons Making the Solicitation.

See the "Introduction" and "Solicitation of Proxies" sections in the Information Circular.

Item 5.  Interest of Certain Persons in Matters to be Acted Upon.

See the "Interest of Certain Persons in Matters to be Acted Upon" section in the Information Circular.

Item 6.  Voting Securities and Principal Holders Thereof.

The following table sets forth certain information regarding the Corporation's common stock beneficially owned as of December 26, 2022 for (1) each stockholder known to be the beneficial owner of over 5% of the Corporation's outstanding shares of common stock (other than Named Executive Officers (as defined herein), directors or nominees for director), (2) the Corporation's Named Executive Officers and the Corporation's directors (all of whom are also nominees for director), and all current executive officers and directors as a group.  A person is considered to beneficially own any shares over which such person, directly or indirectly, exercises sole or shared voting or investment power, or over which such person has the right to acquire beneficial ownership at any time within 60 days through an exercise of stock options or warrants or otherwise.  Unless otherwise indicated, voting and investment power relating to the shares shown in the table is exercised solely by the beneficial owner thereof. Except as otherwise disclosed in the table below, the address of persons listed below is c/o Rise Gold Corp., Suite 650 - 669 Howe Street, Vancouver, British Columbia V6C 0B4. Unless otherwise indicated in the footnotes, each of the beneficial owners listed has, to the Corporation's knowledge, sole voting and investment power with respect to the indicated securities.

For the purposes of computing the percentage of outstanding shares of the Corporation's common stock held by each person named below, any shares that such person has the right to acquire within 60 days of December 26, 2022 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.  The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
5% or Greater Stockholders
Common Stock	Michael Gentile (2) 305 Avenue Brock N. Montreal-West, QC H4X 2G4	3,360,000 (2)	9.7%
Common Stock	EMA GARP FUND, LLP (3) 211 Grove Street Wellesley, Massachusetts 02482	3,179,656 (3)	9.4%
Common Stock	Yamana Gold Inc. (4) Royal Bank Plaza, North Tower 200 Bay Street, Suite 2200 Toronto, ON M5J 2J3	2,754,972 (4)	8.4%
Common Stock	Myrmikan Gold Fund, LLC 713 Silvermine Road New Canaan, Connecticut 06840	3,243,183 (5)	9.6%
Common Stock	VBS Exchange Pty Ltd Lvl 12, 644 Chapel Street South Yarra, Melbourne Victoria, Australia 3141	4,000,000 (6)	11.7%
Named Executive Officers and Directors; Executive Officers and Directors as a Group
Common Stock	Benjamin W. Mossman (CEO, President and Director)	2,021,544(7)	5.9%
Common Stock	Vince W. Boon (CFO and Treasurer)	80,000 (8)	*
Common Stock	Thomas I. Vehrs (Director)	185,000 (9)	*
Common Stock	John G. Proust (Director)	2,159,077 (10)	6.4%
Common Stock	Murray G. Flanigan (Director)	240,000 (11)	*
Common Stock	Lawrence W. Lepard (Director)	5,823,031 (12)	16.7%

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
5% or Greater Stockholders
Common Stock	Executive officers and directors as a group (6 persons)	10,508,652	27.5%

*    Less than 1%

(1) Beneficial ownership is presented on a partially diluted basis, based on 32,787,798 shares of common stock issued and outstanding as of the date of this proxy statement. Pursuant to applicable SEC rules, options, warrants or other convertible securities currently exercisable or convertible, or exercisable or convertible within 60 days, are counted as outstanding for computing the percentage of the person holding such options, warrants or other convertible securities, but are not counted as outstanding for computing the percentage of any other person.

(2) Beneficially owned through 9458-2855 Quebec Inc., a company wholly owned by Michael Gentile. Includes 1,680,000 warrants exercisable into common stock at a price of $0.60 per share until January 28, 2024.

(3) EMA GARP FUND, LP holds 2,154,656 shares of common stock and 1,025,000 warrants, 50,000 of which are exercisable into common stock at a price of C$1.00 per share until July 3, 2024, 250,000 of which are exercisable into common stock at a price of C$1.00 per share until August19, 2024, 100,000 of which are exercisable into common stock at a price of $1.00 per share until July 31, 2024 and 625,000 of which are exercisable into common stock at a price of $0.60 per share until January 28, 2024. EMA GARP GP, LLC is the general partner of the EMA GARP FUND, LP. Lawrence W. Lepard, one of our directors, is the sole member and manager of EMA GARP GP, LLC. See note (12-).

(4) Beneficially owned through Meridian Jerritt Canyon Corp., a wholly owned subsidiary of Yamana Gold Inc. ("Jerritt"). In connection with Jerritt's original investment in the Corporation, the Corporation and Jerritt agreed that for so long as Jerritt holds a 5% or greater interest in the Issuer, Jerritt will have: (a) a right to nominate one person to the Corporation's Board of Directors, and (b) a pre-emptive right to participate in any future proposed equity offering of the Corporation in order to maintain its pro rata equity ownership interest and to increase its equity ownership interest up to 19.9% of the Corporation's issued and outstanding shares of common stock. In addition, Jerritt was granted a right to nominate two individuals to an advisory committee established by the Corporation. Jerritt has not nominated a representative to serve on the Board of Directors.

(5) Daniel Oliver Jr., the Managing Member of Myrmikan Gold Fund LLC, controls these securities.  Includes 883,334 warrants, 625,000 of which are exercisable into common stock at a price of $0.60 per share until January 28, 2024, 173,334 of which are exercisable into common stock at a price of $1.00 per share until July 31, 2024 and 85,000 of which are exercisable into common stock at a price of C$1.00 per share until August 19, 2024.

(6) Peter Maxwell Edwards, the Managing Director of the trust, VBS Exchange Pty Ltd, controls these securities.  Includes 1,500,000 warrants, 500,000 of which are exercisable into common stock at a price of $0.60 per share until January 28, 2024 and 1,000,000 of which are exercisable into common stock at a price of $1.00 per share until July 31, 2024.

(7) Benjamin W. Mossman, our Chief Executive Officer, President and a director, holds 277,329 shares of common stock, 105,714 warrants, 35,714 of which are exercisable into common stock at a price of C$1.00 per share until July 3, 2024, 20,000 of which are exercisable into common stock at a price of $1.00 per share until July 31, 2024, and 50,000 of which are exercisable into common stock at a price of $0.60 per share until January 28, 2024 and 1,638,500 stock options, 1,338,500 of which are exercisable into common stock at a price of $0.90 per share until September 22, 2025 and 300,000 of which are exercisable into common stock at a price of $0.65 per share until February 7, 2027.

(8) Vince W. Boon, our Chief Financial Officer and Treasurer, holds 80,000 stock options, 30,000 of which are exercisable into common stock at a price of C$1.20 per share until April 19, 2023, 10,000 of which are exercisable into common stock at a price of C$0.70 per share until August 21, 2024, and 40,000 of which are exercisable into common stock at a price of $0.65 per share until February 7, 2027.

(9) Thomas I. Vehrs, a director, holds 185,000 stock options, 25,000 of which are exercisable into common stock at a price of C$1.20 per share until April 19, 2023, 20,000 of which are exercisable into common stock at a price of C$1.00 per share until November 29, 2023, 40,000 of which are exercisable into common stock at a price of C$0.70 per share until August 21, 2024, and 100,000 of which are exercisable into common stock at a price of $0.65 per share until February 7, 2027.

(10) John G. Proust, a director, directly owns 36,206 shares of common stock and indirectly beneficially owns 977,871 shares of common stock. Mr. Proust indirectly beneficially owns 700,000 warrants exercisable into common stock at a price of $0.60 per share until January 28, 2024.  Mr. Proust also holds 445,000 stock options, 120,000 of which are exercisable into common stock at a price of C$1.20 per share until April 19, 2023, 150,000 of which are exercisable into common stock at a price of C$1.00 per share until November 29, 2023, 75,000 of which are exercisable into common stock at a price of C$0.70 per share until August 21, 2024 and 100,000 of which are exercisable into common stock at a price of $0.65 per share until February 7, 2027.

(11) Murray G. Flanigan, a director, indirectly beneficially owns 50,000 shares of common stock and 50,000 warrants, each of which are exercisable into common stock at a price of $0.60 per share until January 28, 2024. Mr. Flanigan also holds 140,000 stock options, 40,000 of which are exercisable into common stock at a price of C$0.70 per share until August 21, 2024 and 100,000 of which are exercisable into common stock at a price of $0.65 per share until February 7, 2027.

(12) Lawrence W. Lepard, a director, holds 741,875 shares of common stock and indirectly beneficially owns an additional 135,000 shares of common stock through his children and 716,500 shares of common stock held by Sea View Investments, LLC. Mr. Lepard also holds 200,000 stock options, 100,000 of which are exercisable into common stock at a price of C$0.70 per share until August 21, 2024 and 100,000 of which are exercisable into common stock at a price of $0.65 per share until February 7, 2027, and 350,000 warrants, 200,000 of which are exercisable into common stock at a price of C$1.00 per share until August 19, 2024 and 150,000 of which are exercisable into common stock at a price of $0.60 per share until January 28, 2024. Mr. Lepard is deemed to indirectly beneficially own 500,000 warrants held by Sea View Investments, LLC which are exercisable into common stock at a price of $0.60 per share until January 28, 2024. Mr. Lepard is the sole member and manager of EMA GARP GP, LLC, which is the general partner of EMA GARP FUND, LP, and as such is deemed to indirectly beneficially own the securities that are beneficially owned by EMA GARP FUND, LP. See note (3).

Changes in Control

The Corporation is not aware of any arrangements, including any pledge by any person of its securities, the operation of which may at a subsequent date result in a change in the Corporation's control.

Item 7.  Directors and Executive Officers.

See the "Election of Directors" and "Corporate Governance" sections of the Information Circular.

In addition, other than as disclosed in footnote (4) to the beneficial ownership table in Item 6 above with regard to Meridian Jerritt Canyon Corp., a wholly owned subsidiary of Yamana Gold Inc., there are no arrangements, agreements or understandings between non-management security holders and management under which non-management security holders may directly or indirectly participate in or influence the management of the Corporation's affairs.

Benjamin W. Mossman, Chief Executive Officer, President and Director

Benjamin W. Mossman, PEng, age 45, was appointed as the Chief Executive Officer and a director of the Corporation on August 1, 2016. He was appointed the President of the Corporation on April 20, 2017.

Mr. Mossman is a mining engineer with over 15 years of experience in the mining industry including experience in capital markets, project evaluation, acquisitions, mine operations and development.  He was formerly the President, Chief Executive Officer and a director of Banks Island Gold Ltd., a dormant mining company, formerly listed on the TSX Venture Exchange and currently in receivership. See "Legal Proceedings" below.

Vince W. Boon, Chief Financial Officer and Treasurer

Vince W. Boon, age 41, was appointed as the Corporation's Chief Financial Officer on May 1, 2018 and Treasurer on May 16, 2018.  Mr. Boon is a chartered accountant with over ten years of professional accounting experience with private and public companies focusing on financial reporting, regulatory compliance, internal control and corporate finance activities. Mr. Boon's experience includes financial reporting for both Canadian and U.S. listed companies with international subsidiaries, strategic planning, tax planning, corporate governance, equity financings and due diligence for acquisitions. Mr. Boon is currently the CFO of Japan Gold Corp., the CFO of Southern Arc Minerals Inc., and the CFO and a director of Lincoln Ventures Ltd. Mr. Boon holds a Bachelor of Science degree from the University of British Columbia and is a Chartered Professional Accountant, CPA, CA.

Dr. Thomas I. Vehrs, Director

Dr. Thomas I. Vehrs, age 76, was appointed to the Corporation's Board of Directors on April 20, 2017.  Dr. Vehrs is a highly regarded and experienced exploration geologist with over 40 years of experience in the Americas. During his career, Dr. Vehrs has conducted and managed numerous exploration programs resulting in the discovery and delineation of major copper, gold and silver deposits, including the Los Pelambres porphyry copper deposit in Chile, the Northumberland sediment-hosted gold deposit in central Nevada, the Rio Blanco porphyry copper deposit in northern Peru and orogenic gold deposits in Central Guatemala. From 2006 to 2016, Dr. Vehrs held the position of Vice President of Exploration for Fortuna Silver Mines and was responsible for the development and execution of exploration programs at the Caylloma Mine in Peru and the San Jose Mine in southern Mexico.  During this period, Fortuna Silver Mines was successful in expanding the resources, reserves and production rate at the San Jose Mine resulting in a market capitalization in excess of $1 billion. Dr. Vehrs holds a Ph.D. in geology from Syracuse University and served as an officer in the U.S. Army Corps of Engineers.

John G. Proust, Director

John G. Proust, age 63, was appointed a director on April 18, 2018. Mr. Proust has founded and managed a number of resource companies over the past 30 years. Mr. Proust has served on several boards and held senior operating positions and has directed and advised public and private companies regarding debt and equity financing, mergers and acquisitions and corporate restructuring since 1986. Mr. Proust is currently Chairman and CEO of Southern Arc Minerals Inc.; Chairman and CEO of Japan Gold Corp.; and President and a director of Lincoln Ventures Ltd. Mr. Proust has extensive experience in corporate governance, is a graduate of The Directors College, Michael G. De Groote School of Business at McMaster University and holds the designation of Chartered Director.

Murray G. Flanigan, Director

Murray G. Flanigan, age 56, was elected to the Corporation's Board of Directors on June 27, 2019. Mr. Flanigan is a management consultant providing financial advisory services to a number of public and private oil and gas, mining and technology companies in North America and abroad. Mr. Flanigan is a Chartered Professional Accountant and a Chartered Financial Analyst with expertise in corporate finance, mergers and acquisitions, international taxation, risk management, banking, treasury, corporate restructuring and accounting, and has served as Chief Financial Officer for various public and private companies. Mr. Flanigan was formerly a Managing Principal and the CFO of Kepis & Pobe Financial Group Inc., where he served for over ten years and was responsible for all aspects of the company's accounting, financing, treasury, tax, and legal affairs including overseeing the company's corporate development activities. Mr. Flanigan is also the Chief Financial Officer of African Energy Metals Inc., a publicly traded mining and exploration company prospecting and developing gold projects in Africa. Mr. Flanigan is also a director and Chairman of the audit committees for other reporting issuers, including Japan Gold Corp. and Lincoln Ventures Ltd. Prior to founding his own consulting company, Mr. Flanigan served as Senior Vice President, Corporate Development and CFO of Qwest Investment Management Corp., where he was responsible for regulatory reporting and corporate filings for over 15 private and publicly listed companies and limited partnerships in Qwest's portfolio, as well as arranging and closing numerous equity and debt financings. Mr. Flanigan also served as VP Corporate Development for Adelphia Communications Corporation, overseeing the company's financial restructuring and ultimate sale to Time Warner Inc. and Comcast Corporation for approximately US$18 billion.

Lawrence W. Lepard, Director

Lawrence W. Lepard, age 65, was appointed to the Corporation's Board of Directors on August 22, 2019. Mr. Lepard is a Managing Partner and Founder of Equity Management Associates, LLC, an investment partnership which has focused on investing in precious metals since 2008. Prior to EMA, Mr. Lepard spent 25 years as a professional investor and venture capitalist. From 1991 to 2004 he was one of two Managing Partners at Geocapital Partners in New Jersey which managed six venture capital partnerships, the last of which was $250 million. Geocapital was very active in technology, software and computer investing and invested heavily in the internet starting in 1993. Geocapital was the lead investor in Netcom, Inc., the first internet service provider to complete an initial public offering in 1996. Prior to Geocapital Mr. Lepard spent seven years as a General Partner at Summit Partners in Boston, MA. Summit is a large venture capital and private equity firm. He was employee number 4, joining one year after Summit was launched. Mr. Lepard holds an MBA with Academic Distinction from Harvard Business School and a BA in Economics from Colgate University.

None of the Corporation's directors has been a director of any other company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934 (the "Exchange Act"), or subject to the requirements of section 15(d) of the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940, during the past five years.

Significant Employees

Other than its executive officers, the Corporation does not expect any other individuals to make a significant contribution to its business.

Family Relationships

There are no family relationships among the Corporation's directors, executive officers or persons nominated or chosen to become directors or executive officers.

Legal Proceedings

Except as disclosed below, none of the Corporation's directors, executive officers, promoters or control persons has been involved in any of the following events during the past 10 years:

  any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

  any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

  being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

  being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated any federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated;

  being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any law or regulation prohibiting mail or wire fraud or fraud in connection with any business activity;

  being the subject of, or a party to, any judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated relating to an alleged violation of any federal or state securities or commodities law or regulation or any law or regulation respecting financial institutions or insurance companies; or

  being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any stock, commodities or derivatives exchange or other self-regulatory organization.

Benjamin W. Mossman was a director and officer of Banks Island Gold Ltd. ("Banks"), a company formerly listed on the TSX Venture Exchange that traded under the symbol "BOZ", during the time it assigned itself into bankruptcy on January 7, 2016. Banks appointed D. Manning & Associates as trustee in the bankruptcy proceedings. Subsequent to the bankruptcy, FTI Consulting of Vancouver, BC, was appointed as receiver by a major secured creditor. The trustee subsequently applied to be discharged from its role as trustee, which was granted on April 4, 2018. To the best of Mr. Mossman's knowledge, the secured creditor has taken possession of the property as of this date. To date, Banks remains undischarged from the bankruptcy proceedings.

Mr. Mossman, Banks, and two other former employees of Banks, were subject to summary conviction proceedings commenced in August 2016 for alleged violations of the British Columbia provincial Environmental Management Act (the "EMA"), the Provincial Water Act, and the federal Fisheries Act. The charges are related to the active mining operations conducted by Banks at and on Banks Island, BC during the period from 2014 to 2016. The court found Mr. Mossman not guilty and acquitted him of all, but two, charges under the EMA and Fisheries Act. For those two minor offences, the court imposed a $15,000 global fine against Mr. Mossman. All charges were dropped against one former employee and against Banks, and the court dismissed all charges against the other former employee.

Subsequent to the decision, the Crown filed an appeal regarding certain of the original determinations as they relate to Mr. Mossman. The summary conviction appeal was heard by the BC Supreme Court in May 2019. Mr. Mossman and the remaining employee cross-appealed the two convictions held against them. In February 2020, the court issued its decision and ordered a new trial in the matter for Mr. Mossman and the former employee. The two convictions and Mr. Mossman's $15,000 fine relating to the incident were also set aside by the court. Counsel for Mr. Mossman sought leave to appeal the BC Supreme Court decision to the BC Court of Appeal, which was dismissed as part of the order for a new trial. The Supreme Court of Canada recently dismissed Mr. Mossman's application to appeal the order for a new trial. The new trial commenced in 2022 and is currently forecasted to be completed sometime in 2023.

In a second trial, the Crown charged Mr. Mossman with obstruction of justice related to the investigation of the underlying charges laid under the EMA and the other provincial and federal environmental regulations. The court acquitted him of that charge on March 6, 2019. No appeal of the acquittal was filed by the Crown.

None of the Corporation's directors or executive officers has been involved in any transactions with the Corporation or any of its directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Management Agreements

On April 19, 2017, the Corporation entered into an executive employment agreement with Mr. Mossman, which was amended on April 16, 2018 (the "Executive Employment Agreement"). The Executive Employment Agreement which commenced on May 1, 2017 provides for an annual salary of $135,000 per year. The Executive Employment Agreement also provides that Mr. Mossman will, subject to the terms of the stock option plan and stock exchange policies, be granted options from time to time to maintain his right to purchase 5% of the Corporation's issued and outstanding Common Stock. Mr. Mossman currently holds options to acquire 1,638,500 shares of Common Stock pursuant to the terms of the Executive Employment Agreement.

The Executive Employment Agreement includes compensation provisions for Mr. Mossman if there is a change of control, he is terminated without just cause, he resigns under circumstances contemplated in the Employment Agreement or he dies while in the Corporation's employment. If there is a change of control and Mr. Mossman is terminated within one (1) year of the date of a change of control or if Mr. Mossman terminates his employment with us upon the occurrence of certain events, including a material adverse and fundamental change in his overall authority and responsibilities, Mr. Mossman will be entitled to a lump sum amount equal to three (3) years of Mr. Mossman's then applicable annual salary. If Mr. Mossman is otherwise terminated without just cause, Mr. Mossman will be entitled to an amount equal to three (3) months of Mr. Mossman's then applicable annual salary and will also be entitled to maintain in effect, until the earliest of the expiration of 18 months from the date of termination and the death of Mr. Mossman, participation in certain of the Corporation's benefit plans and stock option plans. If Mr. Mossman dies while employed by the Corporation, Mr. Mossman's estate, subject to compliance with stock exchange requirements, the stock option plan, and the terms of the Executive Employment Agreement, will be entitled to continue Mr. Mossman's participation in the Corporation's stock option plan.

Pursuant to a consulting services agreement dated April 17, 2018, as amended December 13, 2018 (the "JPA Agreement") with J. Proust & Associates (the "Consultant"), a management services company owned by one of our directors, John G. Proust, the Consultant provides business advisory, finance, accounting, corporate administrative services as may be requested by the Corporation.  The Consultant also provides the Corporation with personnel for the positions of Chief Financial Officer, treasurer, controller and corporate secretary as well as use of an office.  The JPA Agreement provides for a monthly fee of C$15,000 per month and continues on a month to month basis until terminated by the parties in accordance with its terms.

Audit Committee Financial Expert

Murray G. Flanigan is an "audit committee financial expert" within the meaning of Item 401(h)(1) of Regulation S-K. In general, an "audit committee financial expert" is an individual member of the audit committee who (a) understands generally accepted accounting principles and financial statements, (b) is able to assess the general application of such principles in connection with the accounting for estimates, reserves and accruals, (c) has experience preparing, auditing, analyzing or evaluating financial statements comparable to the breadth and complexity of issues that can reasonably be expected to be raised by a company's financial statements, (d) understands internal controls over financial reporting, and (e) understands audit committee functions. The Corporation has determined that Mr. Flanigan is an independent director as defined in Nasdaq Listing Rule 5605(a)(2).

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board has furnished the following report relating to its oversight of the accounting and financial reporting of Rise and the audit of Rise's financial statements for the fiscal year ended July 31, 2022. The report is not deemed to be "soliciting material" or "filed" with the SEC or subject to the SEC's proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act, or the Exchange Act, except to the extent that the Corporation specifically incorporates it by reference into any such filing.

The Audit Committee oversees the financial reporting process on behalf of the Board. Management has the primary responsibility for the financial reporting process, principles and internal controls as well as preparation of the Corporation's financial statements.  The members of the Audit Committee are Murray G. Flanigan, Chairman, Thomas I. Vehrs and John G. Proust.  John G. Proust is not an independent director as defined by the applicable Nasdaq and SEC rules with respect to audit committees.  Murray G. Flanigan and Thomas I. Vehrs are independent directors as defined by the applicable Nasdaq and SEC rules.

In fulfilling its responsibilities, the Audit Committee appointed independent auditors Davidson & Company LLP, for the fiscal year ended July 31, 2022. The Audit Committee reviewed and discussed with the independent auditors the overall scope and specific plans for their audit. The Audit Committee also reviewed and discussed with the independent auditors and with management the Corporation's audited financial statements and the adequacy of its internal controls. The Audit Committee met with the independent auditors, without management present, to discuss the results of the Corporation's independent auditor's audits, their evaluations of the Corporation's internal controls and the overall quality of the Corporation's financial reporting.

The Audit Committee monitored the independence and performance of the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board ("PCAOB") Auditing Standard No. 16-Communications with Audit Committees. The Corporation's independent auditors have provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditors' communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent auditors the independent auditors' independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended July 31, 2022, for filing with the SEC.

Murray G. Flanigan, Chairman

Thomas I. Vehrs

John G. Proust

Compensation Committee

At present, the Corporation's board of directors (the "Board") as a whole determines the compensation of the Corporation's Chief Executive Officer and Chief Financial Officer and does so with reference to industry standards and the financial situation of the Corporation. The Board has the sole responsibility for determining the compensation of the directors of the Corporation.

Given the Corporation's size, limited operating history and lack of revenues, the Board does not plan to form a compensation committee to monitor and review the salary and benefits of the executive officers of the Corporation at the present time. The Board will carry out these functions until such time as it deems the formation of a compensation committee is warranted.

Code of Ethics

During the Corporation's financial year ended July 31, 2008, the Board adopted a written Code of Ethics within the meaning of Item 406(b) of Regulation S-K under the Securities Act, a copy of which has been filed on EDGAR as an exhibit to the Corporation's annual reports on Form 10-K. The Code of Ethics obligates the Corporation's directors, officers and employees to disclose potential conflicts of interest and prohibits those persons from engaging in such transactions without the Corporation's consent.

The Board is also required to comply with the conflict of interest provisions of relevant corporate and securities laws and regulations in order to ensure that directors exercise independent judgment in considering transactions and agreements in respect of which a director or officer has a material interest.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors as a whole is responsible for risk oversight. Executive officers address and discuss with the Board the Corporation's risks and the manner in which the Corporation manages or mitigates such risks. While the Board has the ultimate responsibility for risk oversight, the Board works in conjunction with the Audit Committee on certain aspects of its risk oversight responsibilities. In particular, the Audit Committee focuses on financial reporting risks and related controls and procedures. The Corporation does not currently have a compensation committee or a nominating committee, so the full Board evaluates the risks associated with compensation philosophy and programs and strives to create compensation practices that do not encourage excessive levels of risk taking that would be inconsistent with the Corporation's strategies and objectives, and it oversees risks associated with the Corporation's Code of Ethics.

Director Independence

Because the Corporation's common stock is not currently listed on a national securities exchange, it currently uses the definition in Nasdaq Listing Rule 5605(a)(2) for determining director independence, which provides that an "independent director" is a person other than an executive officer or employee of the company or any other individual having a relationship which, in the opinion of the company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq listing rules provide that a director cannot be considered independent if:

  the director is, or at any time during the past three years was, an employee of the company;

  the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

  a family member of the director is, or at any time during the past three years was, an executive officer of the company;

  the director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient's consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

  the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or

  the director or a family member of the director is a current partner of the company's outside auditor, or at any time during the past three years was a partner or employee of the company's outside auditor, and who worked on the company's audit.

The Corporation has determined that Thomas I. Vehrs, Murray G. Flanigan and Lawrence W. Lepard meet this definition of independence.

Attendance of Directors at Meetings

Five (5) meetings of the Board and four (4) meetings of the Audit Committee were held during the year ended July 31, 2022. Each director attended, either in person or by electronic means, over 75% of the aggregate number of Board meetings and, if applicable, Audit Committee meetings held.

The Corporation does not have a policy regarding attendance of directors at stockholder meetings. Of those who were directors at the time, all of the directors attended the Corporation's last annual general meeting held on June 30, 2021 either in person or by electronic means.

Shareholder Communications with the Board

The Corporation's stockholders may communicate with the Board, including non-executive directors or officers, by sending written communications addressed to such person or persons in care of Rise Gold Corp., Attention: Secretary, Suite 650 - 669 Howe Street, Vancouver, British Columbia V6C 0B4. All communications will be compiled by the Secretary and submitted to the addressee. If the Board modifies this process, the revised process will be posted on the Corporation's website.

Item 8.  Compensation of Directors and Executive Officers.

In addition to the information set forth below, see the "Statement of Executive Compensation" section in the Information Circular.

Summary Compensation Table

The following table sets forth information with respect to the compensation awarded or paid to Benjamin W. Mossman, our Chief Executive Officer and President, and Vince W. Boon, our Chief Financial Officer and Treasurer (the "Named Executive Officers"), for all services rendered in all capacities to the Corporation during the past two fiscal years. As of July 31, 2022, we did not have any other executive officers or former executive officers who had received total compensation in excess of $100,000 during the fiscal year ended July 31, 2022. Pursuant to Item 402(m)(4) of Regulation S-K, we have omitted certain columns from the table since there was no compensation awarded to, earned by or paid to the Named Executive Officers that was required to be reported in such columns in either year.

Summary Compensation Table
Name and Principal Position	Year Ended July 31	Salary ($)	Stock Awards ($)	Option Awards(1) (2) ($)	Total ($)
Benjamin W. Mossman, Chief Executive Officer	2022	135,000	Nil	195,000	330,000
	2021	135,000	Nil	560,792	695,792
Vince W. Boon, Chief Financial Officer	2022	47,274	Nil	26,000	73,274
	2021	47,103	Nil	Nil	47,103

(1) See Note 11 of the notes to the audited financial statements included in the Corporation's annual report on Form 10-K for the year ended July 31, 2022.

(2) Represents share-based payments related to options vesting during the years presented.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information relating to the options held by the Named Executive Officers as of July 31, 2022:

Outstanding Equity Awards at Fiscal Year-End
Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price	Option Expiration Date	Number of Shares That Have Not Vested (#)	Market Value of Shares That Have Not Vested ($)
Benjamin W. Mossman	1,338,500 (1) 300,000	$0.90 $0.65	September 22, 2025 February 7, 2027	Nil	Nil
Vince W. Boon	30,000 10,000 40,000	C$1.20 C$0.70 $0.65	April 18, 2023 August 21, 2024 February 7, 2027	Nil	Nil

(1) On July 31, 2020, Mr. Mossman voluntarily surrendered to the Corporation for cancellation 1,097,298 stock options (the "Cancelled Options") having exercise prices ranging from C$0.70 to C$2.40 per share. Mr. Mossman offered to surrender the Cancelled Options in order to free up additional authorized capital required to facilitate the closing of a C$3,272,875 private placement on July 31, 2020. Mr. Mossman's offer to surrender the Cancelled Options was made subject to the condition that once the Corporation's authorized capital was increased, or sufficient authorized capital otherwise became available, the Corporation would grant Mr. Mossman new stock options to replace the Cancelled Options at a price and upon terms to be determined in accordance with, and subject to, applicable securities and stock exchange requirements. On September 22, 2020, the Corporation granted 1,338,500 stock options to Mr. Mossman. 1,097,298 options were to replace the Cancelled Options and the additional 241,202 options were granted pursuant to the terms of the Executive Employment Agreement.

Employment Agreements

Benjamin W. Mossman provides services to the Corporation pursuant to an Executive Employment Agreement. See Item 7 - Directors and Executive Officers - Management Agreements.

Other than Mr. Mossman, who devotes all of his working time to our business, we expect that our executive officers will allocate approximately 40% of their working time to our business.

Benefit Plans

We do not currently have any pension plan, profit sharing plan or similar plan for the benefit of our officers, directors or employees; however, we may establish such plans in the future.

Director Compensation

Our directors are compensated for serving on the Board. Management directors are not paid fees for services as a director; however, they may receive compensation for their services as employees or consultants.

The following table sets out compensation for the year ended July 31, 2022 of those individuals who served as directors during that year but did not qualify as Named Executive Officers.

Name	Fees Earned or Paid in Cash	Option Awards (1)	Total
Murray G. Flanigan	$20,000 (2)	$65,000 (3)	$85,000
Thomas I. Vehrs	$20,000 (2)	$65,000 (3)	$85,000
John G. Proust	$161,822 (4)	$65,000 (3)	$226,822
Lawrence W. Lepard	$20,000 (2)	$65,000 (3)	$85,000

(1) See Note 11 of the notes to the audited financial statements included in the Corporation's Form 10-K annual report for the year ended July 31, 2022 for a description of the assumptions made in the valuation of option awards.

(2) Represents directors' fees.

(3) Represents share-based payments related to options granted during the year ended July 31, 2022.

(4) $20,000 represents director's fees and $141,822 represents fees paid to a management services company owned by John G. Proust. See Item 7 - Directors and Executive Officers - Management Agreements.

Item 9.  Independent Public Accountants.

See the "Audit Committee and Relationship with Auditor" section of the Information Circular.  Representatives of the Corporation's principal accountant are not expected to the present at the Meeting; however, if they are, they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Item 10.  Compensation Plans

No action is being taken at the Meeting with respect to any plan pursuant to which cash or non-cash compensation may be paid or distributed.  See the "Securities Authorized for Issuance under Equity Compensation Plans" section of the Information Circular for information regarding plans and other arrangements not subject to stockholder action.

Item 11.  Authorization or Issuance of Securities Otherwise than for Exchange.

Not Applicable.

Item 12.  Modification or Exchange of Securities

Not applicable.

Item 13.  Financial and Other Information.

Not applicable.

Item 14.  Mergers, Consolidations, Acquisitions and Similar Matters.

Not applicable.

Item 15.  Acquisition or Disposition of Property.

Not applicable.

Item 16.  Restatement of Accounts.

Not applicable.

Item 17.  Action with Respect to Reports.

Not applicable.

Item 18.  Matters Not Required to be Submitted.

Not applicable.

Item 19.  Amendment of Charter, Bylaws or Other Documents.

Not applicable.

Item 20.  Other Proposed Action.

Not applicable.

Item 21.  Voting Procedures.

See the "Voting of Shares and Exercise of Discretion of Proxies" section in the Information Circular.

Item 22.  Information Required in Investment Company Proxy Statement

Not applicable.

Item 23.  Delivery of Documents to Security Holders Sharing an Address.

Not applicable.

Item 24.  Shareholder Approval of Executive Compensation.

Not applicable.

Item 25.  Exhibits.

Not applicable.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Corporation's proxy statement and for consideration at the Corporation's next annual general meeting. To be eligible for inclusion in the proxy statement for the Corporation's 2024 annual general meeting (the "2024 Meeting"), a stockholder proposal must be received by the Corporation no later than October 3, 2023 (i.e., 120 days before the date in 2024 on which the Meeting in 2023 was held) and must otherwise comply with Rule 14a-8. If the date of the 2024 Meeting is called for a date that is not within 30 days before or after the anniversary date of the Meeting, then the stockholder must submit any such proposal not later than the close of business of the 10th day following the earlier of (i) the day on which the notice of the Meeting was mailed or (ii) public disclosure of the date of such meeting is first made. While the Board will consider stockholder proposals, the Corporation reserves the right to omit from its proxy statement any stockholder proposal that the Corporation is not required to include under applicable law, including Rule 14a-8.

Any stockholder wishing to deliver such proposals may send their communications to the Rise Gold Corp., Attention: Secretary, Suite 650 - 669 Howe Street, Vancouver, British Columbia, V6C 0B4. It is recommended that stockholders submitting proposals use certified mail, return receipt requested, to provide proof of timely receipt.

With respect to any proposal that a stockholder seeks to present at the 2024 Meeting that is not submitted for inclusion in the Corporation's proxy materials pursuant to Rule 14a-8, the proxy solicited by the Board for that meeting will confer discretionary voting authority to vote on such proposal to the extent permitted under Rule 14a-4 under the Exchange Act.

The presiding officer of the 2024 Meeting reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in the Corporation's bylaws, applicable state law and conditions established by the SEC.

ANNUAL REPORT

A copy of the Corporation's Annual Report on Form 10-K for the fiscal year ended July 31, 2022 (the "Annual Report") is being provided to stockholders on the Corporation's website at https://www.risegoldcorp.com/financial-statements and serves as the annual report to security holders required to be delivered pursuant to SEC Rule 14a-3(b).

ADDITIONAL INFORMATION

The Corporation files annual, quarterly and current reports, proxy statements and other information with the SEC on the Edgar system. Those filings are available on the website maintained by the SEC at http://www.sec.gov.

OTHER BUSINESS

The Board is not aware of any other matter which will be presented for action at the Meeting other than the matters set forth in this proxy statement.  If any other matter requiring a vote of the stockholders arises, it is intended that the proxy holders will vote the shares they represent as the Board may recommend.  Discretionary authority with respect to such other matters is granted by the execution of the accompanying proxy.

RISE GOLD CORP.

Suite 650 - 669 Howe Street

Vancouver, BC V6C 0B4

T: 604.260.4577

INFORMATION CIRCULAR

December 26, 2022

INTRODUCTION

This information circular (this "Information Circular") accompanies the notice of annual general meeting of stockholders (the "Notice") of Rise Gold Corp. (the "Corporation") and is being furnished to the holders of common stock (each, a "Share") of the Corporation in connection with the solicitation by the management of the Corporation of proxies to be voted at the annual general meeting (the "Meeting") of the stockholders to be held at 10:00 a.m. (Vancouver time) on Tuesday, January 31, 2023 at Suite 650 - 669 Howe Street, Vancouver, British Columbia, V6C 0B4 or at any adjournment or postponement thereof.

In this Information Circular, unless otherwise indicated, all dollar amounts are expressed in United States dollars and all references to $ are to United States dollars.

SOLICITATION OF PROXIES

The solicitation will be made by mail and may also be supplemented by telephone or other personal contact to be made without special compensation by directors, officers and employees of the Corporation. The Corporation will bear the cost of this solicitation. The Corporation will not reimburse stockholders, nominees or agents for the cost incurred in obtaining authorization from their principals to execute forms of proxy, except that the Corporation has requested brokers and nominees who hold stock in their respective names to furnish this Information Circular and related proxy material to their customers, and the Corporation will reimburse such brokers and nominees for their related out-of-pocket expenses.

APPOINTMENT AND REVOCATION OF PROXY

Registered Stockholders

Registered stockholders may vote their Shares by attending the Meeting in person or by proxy.  Registered stockholders should deliver their completed proxies to Capital Transfer Agency Inc., 390 Bay Street, Suite 920, Toronto, ON M5H 2Y2 (by mail, telephone or Internet according to the instructions on the proxy), not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the Meeting, otherwise they will not be entitled to vote at the Meeting by proxy. The persons named in the accompanying proxy (the "Designated Persons") are directors and officers of the Corporation and are proxyholders nominated by management. A stockholder has the right to appoint a person other than the Designated Persons named in the proxy to represent them at the Meeting. To exercise this right, a stockholder must insert the name of its nominee in the blank space provided. A person appointed as a proxyholder need not be a stockholder of the Corporation.

A registered stockholder may revoke a proxy by:

(a) signing a proxy with a later date and delivering it at the place and within the time noted above;

(b) signing and dating a written notice of revocation (in the same manner as the proxy is required to be executed, as set out in the notes to the proxy) and delivering it to the Corporation at the address set forth above at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof at which the proxy is to be used, or to the Chairman of the Meeting on the day of the Meeting or any adjournment thereof; or

(c) in any other manner provided by law.

Beneficial Stockholders

The information set forth in this section is of significant importance to many stockholders, as many stockholders do not hold their Shares in their own name. Stockholders holding their Shares through banks, trust companies, securities dealers or brokers, trustees or administrators of RRSPs, RRIFs, RESPs and similar plans or other persons (any one of which is herein referred to as an "Intermediary") or otherwise not in their own name (such stockholders herein referred to as "Beneficial Stockholders") should note that only proxies deposited by stockholders appearing on the records maintained by the Corporation's transfer agent as registered stockholders will be recognized and allowed to vote at the Meeting. If a stockholder's Shares are listed in an account statement provided to the stockholder by a broker, in all likelihood those Shares are not registered in the stockholder's name and that stockholder is a Beneficial Stockholder. Such Shares are most likely registered in the name of the stockholder's broker or an agent of that broker. In Canada, the vast majority of such Shares are registered under the name of CDS & Co., the registration name for The Canadian Depository for Securities (which acts as nominee for many Canadian brokerage firms), and in the United States, the vast majority of such Shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks). Shares held by brokers (or their agents or nominees) on behalf of a broker's client can only be voted at the Meeting at the direction of the Beneficial Stockholder. Beneficial Stockholders should ensure that instructions respecting the voting of their Shares are communicated to the appropriate party well in advance of the Meeting.

Applicable regulatory policies require Intermediaries to seek voting instructions from Beneficial Stockholders in advance of stockholders' meetings.  In accordance with the requirements of National Instrument 54-101, the Corporation will distribute the Meeting materials to Intermediaries and clearing agencies for onward distribution to non-registered holders. The Corporation does not intend to pay Intermediaries to forward the Meeting materials if the non-registered holders have provided instructions to their Intermediary that they object to the Intermediary disclosing ownership information about the non-registered holders. In this case, such non-registered holder will not receive the Meeting materials if the Intermediary does not assume the cost of delivery. Each Intermediary has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial Stockholders in order to ensure that their Shares are voted at the Meeting.

Intermediaries are required to forward the Meeting materials to non-registered holders unless a non-registered holder has waived the right to receive Meeting materials. Generally, non-registered holders who have not waived the right to receive Meeting materials will be sent a voting instruction form which must be completed, signed and returned by the non-registered holder in accordance with the Intermediary's directions on the voting instruction form. Intermediaries often use service companies to forward the Meeting materials to non-registered holders. Most brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. ("Broadridge"). Broadridge typically supplies a voting instruction form, mails those forms to Beneficial Shareholders and asks those Beneficial Stockholders to return the forms to Broadridge or follow specific telephone or other voting procedures. Broadridge then tabulates the results of all instructions received by it and provides appropriate instructions respecting the voting of common shares at the Meeting. A Beneficial Stockholder receiving a voting instruction form from Broadridge cannot use that form to vote common shares directly at the Meeting. Instead, the voting instruction form must be returned to Broadridge or the alternate voting procedures must be completed well in advance of the Meeting in order to ensure that such Shares are voted.

In some cases, Beneficial Stockholders will instead be given a proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature) which is restricted as to the number of common shares beneficially owned by the Beneficial Stockholder but which is otherwise not completed. This form of proxy does not need to be signed by the Beneficial Stockholder, but, to be used at the Meeting, needs to be properly completed and deposited with Capital Transfer Agency Inc.

The purpose of these procedures is to permit Beneficial Stockholders to direct the voting of the Shares which they beneficially own. Beneficial Stockholders should follow the procedures set out on the voting instruction form or form of proxy they receive. Should a Beneficial Stockholder who receives one of the above forms wish to attend and vote at the Meeting in person (or have someone else attend and vote on their behalf), the Beneficial Stockholder should strike out the names of the persons named in the form and insert the Beneficial Stockholder's (or such other person's) name in the blank space provided.  In either case, Beneficial Stockholders should carefully follow the instructions of their Intermediary, including those regarding when and where the proxy or voting instruction form is to be delivered.

VOTING OF SHARES AND EXERCISE OF DISCRETION OF PROXIES

The Shares represented by a proxy will be voted or withheld from voting in accordance with the instructions of the stockholder on any ballot that may be called for and if the stockholder specifies a choice with respect to any matter to be acted upon, the Shares will be voted accordingly.

IF NO CHOICE IS SPECIFIED IN A PROXY WITH RESPECT TO A MATTER TO BE ACTED UPON, THE PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO THAT MATTER UPON THE DESIGNATED PERSONS NAMED IN THE PROXY. IT IS INTENDED THAT THE DESIGNATED PERSONS WILL VOTE THE SHARES REPRESENTED BY THE PROXY IN FAVOUR OF EACH MATTER IDENTIFIED IN THE PROXY.

If any amendments or variations to such matters, or any other matters, are properly brought before the Meeting, the proxyholder, if a nominee of management, will exercise its discretion and vote on such matters in accordance with its best judgment. At the time of printing this Information Circular, management of the Corporation is not aware that any amendments or variations to existing matters or new matters are to be presented for action at the Meeting.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as disclosed herein, the Corporation is not aware of any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of each of the following persons in any matter to be acted upon at the Meeting other than the interest of the current directors nominated for re-election to the board of directors:

(a) each person who has been a director or executive officer of the Corporation at any time since the beginning of the Corporation's last financial year;

(b) each proposed nominee for election as a director of the Corporation; and

(c) each associate or affiliate of any of the foregoing.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The authorized capital of the Corporation consists of 400,000,000 Shares, $0.0001 par value.  As of the record date, determined by the Corporation's board of directors (the "Board") to be the close of business on December 26, 2022 (the "Record Date"), a total of 32,787,798 Shares were issued and outstanding. All Shares are of the same class and each carries the right to one vote. Only those stockholders of record on the Record Date are entitled to attend and vote at the Meeting.

To the knowledge of the directors and executive officers of the Corporation, the following persons or companies beneficially own, or control or direct, directly or indirectly, voting securities carrying 10% or more of the voting rights attached to any class of voting securities of the Corporation:

Name	No. of Common Shares Owned	Percentage of Class(1)
Lawrence W. Lepard	3,748,031	11.43%

(1) The percentage is determined based on the number of the Corporation's outstanding common shares as of the Record Date.

ELECTION OF DIRECTORS

The directors of the Corporation hold office until the next annual meeting of the stockholders or until their successors are elected and qualified, and from this point on will be elected annually.  Management of the Corporation proposes to nominate the persons listed below for election as directors of the Corporation to serve until their successors are elected and qualified.  In the absence of instructions to the contrary, proxies given pursuant to the solicitation by management of the Corporation will be voted for the nominees listed in this Information Circular.  Management does not contemplate that any of the nominees will --be unable to serve as a director.  If any vacancies occur in the slate of nominees listed below before the Meeting, management will exercise discretion to vote the proxy for the election of any other person or persons as directors.

The following table sets out the names of the nominees for election as directors, the offices they hold within the Corporation, their occupations, the length of time they have served as directors of the Corporation, and the number of shares of the Corporation and its subsidiaries which each beneficially owns, directly or indirectly, or over which control or direction is exercised as of the date of this Information Circular:

Name, Province and Country of Residence and Position(s) with the Corporation	Principal Occupation or Employment (and if not an Elected Director, Occupation During the Past Five Years)	Director Since	Number of Shares Owned (1)
Benjamin W. Mossman British Columbia, Canada Chief Executive Officer, President, Director	Chief Executive Officer of the Corporation.	August 1, 2016	277,329
Thomas I. Vehrs (2) Colorado, USA Director	Exploration geologist with over 40 years of experience in the Americas in mineral exploration and mine development.	April 20, 2017	Nil
John G. Proust (2) British Columbia, Canada Director	President of J. Proust & Associates Inc., a financial consulting company engaged in the business of corporate finance, debt equity finance, mergers and acquisitions, and takeover bids.	April 18, 2018	1,014,077 (3)

Name, Province and Country of Residence and Position(s) with the Corporation	Principal Occupation or Employment (and if not an Elected Director, Occupation During the Past Five Years)	Director Since	Number of Shares Owned (1)
Murray G. Flanigan (2) British Columbia, Canada Director	Chartered Professional Accountant and a Chartered Financial Analyst. President of GR7 Consulting Corp., a privately held consulting company providing financial, accounting, tax and compliance advisory services to a number of public and private oil and gas, mining and technology companies in North America and abroad.	June 27, 2019	50,000
Lawrence W. Lepard Massachusetts, USA Director	Managing Partner/Co-Founder of Equity Management Associates, LLC, an investment partnership which focuses on investing in precious metals.	August 22, 2019	3,748,031 (4)

(1) The number of Shares beneficially owned, directly or indirectly, or over which control or direction is exercised, at the date of this Information Circular, is based upon information furnished to the Corporation by the individual nominees.

(2) Member of the audit committee.

(3) Includes 36,206 shares of Common Stock held directly by John G. Proust and 26,956 shares of Common Stock held indirectly through Portland Management Inc., a company wholly owned by Mr. Proust.  Mr. Proust also exercises control or direction over 950,915 shares of Common Stock of which 940,915 shares of Common Stock are held by Gwen Proust 2018 Alter Ego Trust and 10,000 shares of Common Stock are held by the Proust Family Trust.

(4) Includes 741,875 shares of Common Stock held directly by Mr. Lepard and 135,000 shares of Common Stock held by his children over which he exercises control or direction.  Mr. Lepard also exercises shared control or direction over 716,500 shares of Common Stock held by Sea View Investments, LLC. Also includes 2,154,656 shares of Common Stock beneficially owned by EMA GARP FUND, LLP. EMA GARP GP, LLC is the general partner of the EMA GARP FUND, LLP. Lawrence W. Lepard, one of Corporation's directors, is the sole member and manager of EMA GARP GP, LLC.

At the Meeting, stockholders will be asked to pass an ordinary resolution to elect the nominees listed above as directors of the Corporation. An ordinary resolution needs to be passed by a simple majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Meeting.

Management recommends that stockholders vote FOR each of the nominees listed above as a director of the Corporation.

Other than as disclosed below, no proposed director of the Corporation:

(a) is, as at the date of this Information Circular, or has been, within 10 years before the date of this Information Circular, a director, chief executive officer or chief financial officer of any company (including the Corporation) that:

(i) was the subject:

(A) of a cease trade order;

(B) an order similar to a cease trade order; or

(C) an order that denied the relevant company access to any exemption under securities legislation for a period of more than 30 consecutive days, that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer, or

(ii) was subject to:

(A) a cease trade order;

(B) an order similar to a cease trade order; or

(C) an order that denied the relevant company access to any exemption under securities legislation for a period of more than 30 consecutive days, that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer;

(b) is, as at the date of this Information Circular, or has been within 10 years before the date of this Information Circular, a director or executive officer of any company (including the Corporation) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets;

(c) has, within the 10 years before the date of this Information Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director; or

(d) has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with securities regulatory authority or been subject to any other penalties or sanctions imposed by a court or regulatory body that would be likely to be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Benjamin W. Mossman was a director and officer of Banks Island Gold Ltd. ("Banks"), a company formerly listed on the TSX Venture Exchange that traded under the symbol "BOZ", during the time it assigned itself into bankruptcy on January 7, 2016. Banks appointed D. Manning & Associates as trustee in the bankruptcy proceedings. Subsequent to the bankruptcy, FTI Consulting of Vancouver, BC, was appointed as receiver by a major secured creditor. The trustee subsequently applied to be discharged from its role as trustee, which was granted on April 4, 2018. To the best of Mr. Mossman's knowledge, the secured creditor has taken possession of the property as of this date. To date, Banks remains undischarged from the bankruptcy proceedings.

Mr. Mossman, Banks, and two other former employees of Banks, were subject to summary conviction proceedings commenced in August 2016 for alleged violations of the British Columbia provincial Environmental Management Act (the "EMA"), the Provincial Water Act, and the federal Fisheries Act. The charges are related to the active mining operations conducted by Banks at and on Banks Island, BC during the period from 2014 to 2016. The court found Mr. Mossman not guilty and acquitted him of all, but two, charges under the EMA and Fisheries Act. For those two minor offences, the court imposed a $15,000 global fine against Mr. Mossman. All charges were dropped against one former employee and against Banks, and the court dismissed all charges against the other former employee.

Subsequent to the decision, the Crown filed an appeal regarding certain of the original determinations as they relate to Mr. Mossman. The summary conviction appeal was heard by the BC Supreme Court in May 2019. Mr. Mossman and the remaining employee cross-appealed the two convictions held against them. In February 2020, the court issued its decision and ordered a new trial in the matter for Mr. Mossman and the former employee. The two convictions and Mr. Mossman's $15,000 fine relating to the incident were also set aside by the court. Counsel for Mr. Mossman sought leave to appeal the BC Supreme Court decision to the BC Court of Appeal, which was dismissed as part of the order for a new trial. The Supreme Court of Canada recently dismissed Mr. Mossman's application to appeal the order for a new trial. The new trial commenced in 2022 and is currently forecasted to be completed sometime in 2023.

In a second trial, the Crown charged Mr. Mossman with obstruction of justice related to the investigation of the underlying charges laid under the EMA and the other provincial and federal environmental regulations. The court acquitted him of that charge on March 6, 2019. No appeal of the acquittal was filed by the Crown.

STATEMENT OF EXECUTIVE COMPENSATION

General

For the purpose of this Information Circular:

"compensation securities" includes stock options, convertible securities, exchangeable securities and similar instruments including stock appreciation rights, deferred share units and restricted stock units granted or issued by the Corporation for services provided or to be provided, directly or indirectly to the Corporation; and

"Named Executive Officer" or "NEO" means each of the following individuals:

(a) each individual who served as chief executive officer ("CEO") of the Corporation, or who performed functions similar to a CEO, during any part of the most recently completed financial year;

(b) each individual who served as chief financial officer ("CFO") of the Corporation, or who performed functions similar to a CFO, during any part of the most recently completed financial year;

(c) the most highly compensated executive officer of the Corporation other than individuals identified in paragraphs (a) and (b) at the end of the most recently completed financial year whose total compensation was more than C$150,000, as determined in accordance with section 1.3(5) of Form 51-102F6V, for that financial year; and

(d) each individual who would be an NEO under paragraph (c) but for the fact that the individual was neither an executive officer of the Corporation, nor acting in a similar capacity, at the end of that financial year.

Named Executive Officers

During the fiscal year ended July 31, 2022, the following individuals were NEOs of the Corporation:

  Benjamin W. Mossman, CEO and President
  Vince W. Boon, CFO and Treasurer

Director and Named Executive Officer Compensation, Excluding Compensation Securities

The following table sets out details of all payments, grants, awards, gifts and benefits paid or awarded to each director and NEO in the two most recently completed financial years ended July 31, 2022:

Name and Position	Year	Salary, Consulting Fee, Retainer or Commission ($)	Bonus ($)	Committee or Meeting Fees ($)	Value of Perquisites (1) ($)	Value of All Other Compensation ($)	Total Compensation ($)
Benjamin W. Mossman Chief Executive Officer, President, Director	2022	135,000 (2)	Nil	Nil	Nil	Nil	135,000
	2021	135,000 (2)	Nil	Nil	Nil	Nil	135,000
Vince W. Boon CFO and Treasurer	2022	47,274	Nil	Nil	Nil	Nil	47,274
	2021	47,103	Nil	Nil	Nil	Nil	47,103

Name and Position	Year	Salary, Consulting Fee, Retainer or Commission ($)	Bonus ($)	Committee or Meeting Fees ($)	Value of Perquisites (1) ($)	Value of All Other Compensation ($)	Total Compensation ($)
Thomas I. Vehrs Director	2022	20,000 (3)	Nil	Nil	Nil	Nil	20,000
	2021	20,000 (3)	Nil	Nil	Nil	Nil	20,000
John G. Proust Director	2022	161,822 (4)	Nil	Nil	Nil	Nil	161,822
	2021	161,304 (5)	Nil	Nil	Nil	Nil	161,304
Murray G. Flanigan Director	2022	20,000 (3)	Nil	Nil	Nil	Nil	20,000
	2021	20,000 (3)	Nil	Nil	Nil	Nil	20,000
Lawrence W. Lepard Director	2022	20,000 (3)	Nil	Nil	Nil	Nil	20,000
	2021	20,000 (3)	Nil	Nil	Nil	Nil	20,000

(1) "Perquisites" include perquisites provided to an NEO or director that are not generally available to all employees and that, in aggregate, are: (a) CAD$15,000, if the NEO or director's total salary for the financial year is CAD$150,000 or less, (b) 10% of the NEO or director's salary for the financial year if the NEO or director's total salary for the financial year is greater than CAD$150,000 but less than CAD$500,000, or (c) CAD$50,000 if the NEO or director's total salary for the financial year is CAD$500,000 or greater.

(2) Represents payments made pursuant to an executive employment agreement.

(3) Represents directors' fees.

(4) Out of this amount $20,000 represents directors' fees paid to Mr. Proust and $141,822 represents fees paid to J. Proust & Associates Inc., a private company wholly owned by John G. Proust, for financial consulting and administrative services.

(5) Out of this amount $20,000 represents directors' fees paid to Mr. Proust and $141,304 represents fees paid to J. Proust & Associates Inc., a private company wholly owned by John G. Proust, for financial consulting and administrative services.

Stock Options and Other Compensation Securities

The following table sets out all compensation securities granted or issued to each director and NEO by the Corporation or any subsidiary thereof in the financial year ended July 31, 2022 for services provided, or to be provided, directly or indirectly, to the Corporation or any subsidiary thereof:

Name and Position	Type of Compensation Security	Number of Compensation Securities, Number of Underlying Securities, and Percentage of Class	Date of Issue or Grant	Issue, Conversion or Exercise Price ($)	Closing Price of Security or Underlying Security on Date of Grant ($)	Closing Price of Security or Underlying Security at Year End ($)	Expiry Date
Benjamin W. Mossman (1) Chief Executive Officer, President, Director	Stock Options (2)	461,284	February 7, 2022	0.65 (C$0.82) (3)	0.63 (4) C$0.80	0.32 (5) C$0.41 (6)	February 7, 2027
Vince W. Boon (7) CFO and Treasurer	Stock Options (2)	10,000	February 7, 2022	0.65 (C$0.82) (3)	0.63 (4) C$0.80	0.32 (5) C$0.41 (6)	February 7, 2027
Thomas I. Vehrs (8) Director	Stock Options (2)	40,000	February 7, 2022	0.65 (C$0.82) (3)	0.63 (4) C$0.80	0.32 (5) C$0.41 (6)	February 7, 2027
John G. Proust (9) Director	Stock Options (2)	75,000	February 7, 2022	0.65 (C$0.82) (3)	0.63 (4) C$0.80	0.32 (5) C$0.41 (6)	February 7, 2027
Murray G. Flanigan (10) Director	Stock Options (2)	40,000	February 7, 2022	0.65 (C$0.82) (3)	0.63 (4) C$0.80	0.32 (5) C$0.41 (6)	February 7, 2027
Lawrence W. Lepard (11) Director	Stock Options (2)	100,000	February 7, 2022	0.65 (C$0.82) (3)	0.63 (4) C$0.80	0.32 (5) C$0.41 (6)	February 7, 2027

(1) As of July 31, 2022, Benjamin W. Mossman held 1,638,500 stock options, 1,338,500 of which are exercisable into shares of common stock at a price of $0.90 per share until September 22, 2025 and 300,000 of which are exercisable into shares of common stock at a price of $0.65 per share until February 7, 2027.

(2) All stock options vested immediately upon grant.

(3) This amount has been converted from US dollars at a rate of US$1 to C$1.2688, the Bank of Canada exchange rate on February 7, 2022.

(4) This amount has been converted from Canadian dollars at a rate of C$1 to US$0.7881, the Bank of Canada exchange rate on February 7, 2022.

(5) This amount has been converted from Canadian dollars at a rate of C$1 to US$0.7798, the Bank of Canada exchange rate on July 29, 2022.

(6) Closing price on July 29, 2022, the last day of trading for the year ended July 31, 2022.

(7) As of July 31, 2022, Vince W. Boon held  80,000 stock options, 30,000 of which are exercisable into shares of common stock at a price of C$1.20 per share until April 19, 2023 and 10,000 of which are exercisable into shares of common stock at a price of C$0.70 per share until August 21, 2024, and 40,000 of which are exercisable into shares of common stock at a price of $0.65 per share until February 7, 2027.

(8) As of July 31, 2022, Thomas I. Vehrs held 185,000 stock options, 25,000 of which are exercisable into shares of common stock at a price of C$1.20 per share until April 19, 2023, 20,000 of which are exercisable into shares of common stock at a price of C$1.00 per share until November 29, 2023, 40,000 of which are exercisable into shares of common stock at a price of C$0.70 per share until August 21, 2024, and 100,000 of which are exercisable into shares of common stock at a price of $0.65 per share until February 7, 2027.

(9) As of July 31, 2022, John G. Proust held 445,000 stock options, 120,000 of which are exercisable into shares of common stock at a price of C$1.20 per share until April 19, 2023, 150,000 of which are exercisable into shares of common stock at a price of C$1.00 per share until November 29, 2023, 75,000 of which are exercisable into shares of common stock at a price of C$0.70 per share until August 21, 2024 and 100,000 of which are exercisable into shares of common stock at a price of $0.65 per share until February 7, 2027.

(10) As of July 31, 2022, Murray G. Flanigan held 140,000 stock options, 40,000 of which are exercisable into shares of common stock at a price of C$0.70 per share until August 21, 2024 and 100,000 of which are exercisable into shares of common stock at a price of $0.65 per share until February 7, 2027.

(11) As of July 31, 2022, Lawrence W. Lepard held 200,000 stock options,100,000 of which are exercisable into shares of common stock at a price of C$0.70 per share until August 21, 2024 and 100,000 of which are exercisable into shares of common stock at a price of $0.65 per share until February 7, 2027.

Exercise of Compensation Securities by Directors and NEOs

No director or NEO exercised any compensation securities during the year ended July 31, 2022.

Stock Option Plans and Other Incentive Plans

The Corporation's incentive stock option plan (the "Plan") is a "rolling" stock option plan, whereby the aggregate number of Shares reserved for issuance, together with any other Shares reserved for issuance under any other plan or agreement of the Corporation, shall not exceed 10% of the total number of issued Shares (calculated on a non-diluted basis) at the time an option is granted. The Plan provides that the Board may, from time to time, in its discretion, grant to directors, officers, employees, consultants and other personnel of the Corporation and its subsidiaries or affiliates, options to purchase Shares. As at the date hereof, there are 443,530 options outstanding under the Plan.

Under the Plan, the Board may from time to time grant to directors, officers, employees and consultants of the Corporation, as the Board shall designate, options to purchase from the Corporation such number of its Shares as the Board shall designate.

The following information is a brief description of the Plan:

1. The Board shall establish the exercise price at the time each option is granted, subject to the following conditions:

(a) subject to a minimum price of $0.10 per Share and section (b) below, the exercise price of an option may not be less than the closing market price of the Shares on the trading day immediately preceding the date of grant of the option, less any applicable discount allowed by the CSE; and

(b) if any options are granted within 90 days of a public distribution by prospectus, then the minimum exercise price shall be the greater of that specified in section (a) above and the price per Share paid by investors for Shares acquired under the public distribution. The 90 day period shall commence on the date the Corporation is issued a final receipt for the prospectus.

2. Upon expiry of an option, or in the event an option is otherwise terminated for any reason without having been exercised in full, the number of Shares in respect of the expired or terminated option shall again be available for a grant under the Plan.

3. No option granted under the Plan may have an expiry date exceeding five years from the date on which the option is granted.

4. Options granted to any one individual in any 12 month period cannot exceed more than 5% of the issued Shares.

5. Options granted to any one consultant in any 12 month period cannot exceed more than 4% of the issued Shares.

6. Options granted to any one person conducting investor relations activities in any 12 month period cannot exceed more than 2% of the issued Shares.

7. If an option holder ceases to be engaged as a director, officer, employee or consultant of the Corporation (other than by reason of death), then any option granted to the holder that had vested and was exercisable on the date of termination will expire on the earlier of the expiry date and the date that is 90 days following the date that the holder ceases to be a director, officer, employee or consultant of the Corporation.

8. If the engagement of an option holder engaged in investor relations activities is terminated, any option granted to such holder that was exercisable and had vested on the date of termination will be exercisable until the earlier of the expiry date and the date that is 30 days after the date of the termination.

9. If an option holder dies, the holder's lawful personal representatives, heirs or executors may exercise any option granted to the holder that had vested and was exercisable on the date of death until the earlier of the expiry date and one year after the date of death of the holder.

10. The Plan will be administered by the Board who will have the full authority and sole discretion to grant options under the Plan to any eligible party, including Board members.

11. Options granted under the Plan shall not be assignable or transferable by an option holder.

12. The Board may from time to time, subject to regulatory or stockholder approval, amend or revise the terms of the Plan.

The Plan does not provide for any financial assistance or support agreement to be provided to the optionees by the Corporation to facilitate the purchase of securities as compensation.

The Plan provides that other terms and conditions may be attached to a particular option at the discretion of the Board.

Employment, Consulting and Management Agreements

On April 19, 2017, the Corporation entered into an executive employment agreement with Mr. Mossman, which was amended on April 16, 2018 (the "Executive Employment Agreement"). The Executive Employment Agreement which commenced on May 1, 2017 provides for an annual salary of $135,000 per year. The Executive Employment Agreement also provides that Mr. Mossman will, subject to the terms of the stock option plan and stock exchange policies, be granted options from time to time to maintain his right to purchase 5% of the Corporation's issued and outstanding Common Stock. Mr. Mossman currently holds options to acquire 1,638,500 shares of Common Stock pursuant to the terms of the Executive Employment Agreement.

The Executive Employment Agreement includes compensation provisions for Mr. Mossman if there is a change of control, he is terminated without just cause, he resigns under circumstances contemplated in the Employment Agreement or he dies while in the Corporation's employment. If there is a change of control and Mr. Mossman is terminated within one (1) year of the date of a change of control or if Mr. Mossman terminates his employment with us upon the occurrence of certain events, including a material adverse and fundamental change in his overall authority and responsibilities, Mr. Mossman will be entitled to a lump sum amount equal to three (3) years of Mr. Mossman's then applicable annual salary. If Mr. Mossman is otherwise terminated without just cause, Mr. Mossman will be entitled to an amount equal to three (3) months of Mr. Mossman's then applicable annual salary and will also be entitled to maintain in effect, until the earliest of the expiration of 18 months from the date of termination and the death of Mr. Mossman, participation in certain of the Corporation's benefit plans and stock option plans. If Mr. Mossman dies while employed by the Corporation, Mr. Mossman's estate, subject to compliance with stock exchange requirements, the stock option plan, and the terms of the Executive Employment Agreement, will be entitled to continue Mr. Mossman's participation in the Corporation's stock option plan.

Pursuant to a consulting services agreement dated April 17, 2018, as amended December 13, 2018 (the "JPA Agreement") with J. Proust & Associates (the "Consultant"), a management services company owned by one of our directors, John G. Proust the Consultant provides business advisory, finance, accounting, corporate administrative services as may be requested by the Corporation.  The Consultant also provides the Corporation with personnel for the positions of Chief Financial Officer, treasurer, controller and corporate secretary as well as use of an office.  The JPA Agreement provides for a monthly fee of C$15,000 per month and continues on a month to month basis until terminated by the parties in accordance with its terms.

Oversight and Description of Director and NEO Compensation

The Board has not created or appointed a compensation committee given the Corporation's current size and stage of development. All tasks related to developing and monitoring the Corporation's approach to the compensation of NEOs and directors are performed by the members of the Board. The compensation of NEOs, directors and the Corporation's employees or consultants, if any, is reviewed, recommended and approved by the Board without reference to any specific formula or criteria. NEOs that are also directors of the Corporation are involved in discussions relating to compensation, but disclose their interest in, and abstain from voting on, decisions relating to their respective compensation.

The overall objective of the Corporation's compensation strategy is to offer short, medium and long-term compensation components to ensure that the Corporation has in place programs to attract, retain and develop management of the highest calibre, and has in place a process to provide for the orderly succession of management, including receipt on an annual basis of any recommendations of the CEO, if any, in this regard. The Corporation currently has a short term compensation component in place, which includes the accrual and/or payment of management fees to certain NEOs, and a long-term compensation component in place, which may include the grant of stock options under the Plan. The Corporation intends to further develop these compensation components. Although it has not to date, the Board may in the future consider, on an annual basis, an award of bonuses to key executives and senior management. The amount and award of such bonuses is expected to be discretionary, depending on, among other factors, the financial performance of the Corporation and the position of the executive. The Board considers that the payment of such discretionary annual cash bonuses may satisfy the medium term compensation component.

The objectives of the Corporation's compensation policies and procedures are to align the interests of the Corporation's employees with the interests of the stockholders. Therefore, a significant portion of total compensation granted by the Corporation, being the grant of stock options, is based upon overall corporate performance. The Corporation relies on Board discussion without formal objectives, criteria and analysis, when determining executive compensation. There are currently no formal performance goals or similar conditions that must be satisfied in connection with the payment of executive compensation.

Pension Plan Benefits

The Corporation does not have any pension plans that provide for payments or benefits to NEOs or directors at, following, or in connection with retirement, including any defined benefits plan or any defined contribution plan. The Corporation does not have a deferred compensation plan with respect to any NEO or director.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER
EQUITY COMPENSATION PLANS

The following table sets out, as of the end of the Corporation's most recently completed financial year, all required information with respect to compensation plans under which equity securities of the Corporation are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights ($) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders	Nil	Nil	Nil
Equity compensation plans not approved by securityholders	3,038,500	$1.02	240,280
Total	3,038,500	$1.02	240,280

CORPORATE GOVERNANCE

Corporate governance relates to the activities of the Board, the members of which are elected by and are accountable to the stockholders, and takes into account the role of the individual members of management who are appointed by the Board and who are charged with day-to-day management of the Corporation.

Pursuant to National Instrument 58-101 Disclosure of Corporate Governance Practices ("NI 58-101") the Corporation is required to disclose its corporate governance practices, as summarized below. The Board will monitor such practices on an ongoing basis and when necessary implement such additional practices as it deems appropriate.

National Policy 58-201 Corporate Governance Guidelines establishes corporate governance guidelines to be used by issuers in developing their own corporate governance practices. The Board is committed to sound corporate governance practices, which are both in the interest of its stockholders and contribute to effective and efficient decision making.

Board of Directors

The Board presently has five directors: Benjamin W. Mossman, Thomas I. Vehrs, John G. Proust, Murray G. Flanigan and Lawrence W. Lepard. Thomas I. Vehrs, Murray G. Flanigan and Lawrence W. Lepard are independent. Benjamin W. Mossman is not independent as he is the CEO of the Corporation. John G. Proust is not independent as J. Proust & Associates Inc., a company owned by Mr. Proust, provides consulting services to the Corporation.

The definition of independence used by the Corporation is that used in Nasdaq Listing Rule 5605(a)(2), which provides that an "independent director" is a person other than an executive officer or employee of the Corporation or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq listing rules provide that a director of a company cannot be considered independent if:

  the director is, or at any time during the past three years was, an employee of the company;

  the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

  a family member of the director is, or at any time during the past three years was, an executive officer of the company;

  the director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient's consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

  the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or

  the director or a family member of the director is a current partner of the company's outside auditor, or at any time during the past three years was a partner or employee of the company's outside auditor, and who worked on the company's audit.

The Board believes that the principal objective of the Corporation is to generate economic returns with the goal of maximizing stockholder value, and that this is to be accomplished by the Board through its stewardship of the Corporation. In fulfilling its stewardship function, the Board's responsibilities include strategic planning, appointing and overseeing management, succession planning, risk identification and overseeing financial and corporate issues. Directors are involved in the supervision of management.

The Corporation has not developed written position descriptions for the CEO and the CFO.  Pursuant to Chapter 78 of the Nevada Revised Statutes, directors must declare any interest in a material contract or transaction or a proposed material contract or transaction.

Other Directorships

The following directors of the Corporation standing for election at the Meeting also serve as directors of other reporting issuers:

Name of Director	Other Reporting Issuer	Name of Exchange or Market
John G. Proust	Southern Arc Minerals Inc.	NEX
	Japan Gold Corp.	TSX-V
	Lincoln Ventures Ltd.	NEX
Murray G. Flanigan	Japan Gold Corp.	TSX-V
	Lincoln Ventures Ltd.	NEX
Lawrence W. Lepard	Lavras Gold Corp.	TSX-V

Orientation and Continuing Education

Each new director of the Corporation is briefed about the nature of the Corporation's business, its corporate strategy and current issues within the Corporation. New directors will be encouraged to review the Corporation's public disclosure records as filed on the System for Electronic Document Analysis and Retrieval (SEDAR) in Canada at www.sedar.com and as filed on the Electronic Data Gathering, Analysis and Retrieval (EDGAR) system in the United States at www.sec.gov. Directors are also provided with access to management to better understand the operations of the Corporation, and to the Corporation's legal counsel to discuss their legal obligations as directors of the Corporation.

Ethical Business Conduct

During the Corporation's financial year ended July 31, 2008, the Board adopted a written Code of Ethics within the meaning of Item 406(b) of Regulation S-K under the United States Securities Act of 1933, as amended. The Code of Ethics, a copy of which has been filed on SEDAR, obligates the Corporation's directors, officers and employees to disclose potential conflicts of interest and prohibits those persons from engaging in such transactions without the Corporation's consent.

The Board is also required to comply with the conflict of interest provisions of relevant corporate and securities legislation in order to ensure that directors exercise independent judgment in considering transactions and agreements in respect of which a director or officer has a material interest.

Nomination of Directors

The Corporation does not have a formal process or committee for proposing new nominees for election to the Board. Management is in contact with individuals involved in the mineral exploration sector, and in the event that the Corporation requires any new directors, such individuals will be brought to the attention of the Board. The Corporation will conduct reference and background checks on suitable candidates. New nominees generally must have a track record in business management, areas of strategic interest to the Corporation, the ability to devote the time required to carry out the obligations and responsibilities of a director and a willingness to serve in that capacity.

Compensation

At present, the Board as a whole determines the compensation of the CEO and CFO of the Corporation and does so with reference to industry standards and the financial situation of the Corporation. The Board has the sole responsibility for determining the compensation of the directors of the Corporation. The Corporation currently pays directors' fees to its directors who are not also NEOs for their services. Given the Corporation's size, limited operating history and lack of revenues, the Board does not plan to form a compensation committee to monitor and review the salary and benefits of the executive officers of the Corporation at the present time. The Board will carry out these functions until such time as it deems the formation of a compensation committee is warranted.

Other Board Committees

The Board has not established any committees other than the audit committee (the "Audit Committee").

Assessments

Neither the Corporation nor the Board has developed a formal review system to assess the performance of the directors or the Board as a whole.  The contributions of individual directors are monitored by other members of the Board on an informal basis through observation.

AUDIT COMMITTEE AND RELATIONSHIP WITH AUDITOR

General

The Audit Committee is a standing committee of the Board, the primary function of which is to assist the Board in fulfilling its financial oversight responsibilities, which will include monitoring the quality and integrity of the Corporation's financial statements and the independence and performance of the Corporation's external auditor, acting as a liaison between the Board and the Corporation's external auditor, reviewing the financial information that will be publicly disclosed and reviewing all audit processes and the systems of internal controls management and the Board have established.

Audit Committee Charter

The Board has adopted an Audit Committee Charter, which sets out the Audit Committee's mandate, organization, powers and responsibilities. The Audit Committee Charter is attached as Schedule "A" to this Information Circular.

Composition

As at the date of this Information Circular, the Audit Committee is comprised of three directors: Thomas I. Vehrs, John G. Proust, and Murray G. Flanigan.

National Instrument 52-110 Audit Committees ("NI 52-110") provides that a member of an audit committee is "independent" if the member has no direct or indirect material relationship with a company, which could, in the view of that company's board of directors, reasonably interfere with the exercise of the member's independent judgment. Two of the members of the presently constituted Audit Committee, namely Thomas I. Vehrs and Murray G. Flanigan, meet the definition of independence provided in NI 52-110.

Relevant Education and Experience

NI 52-110 provides that an individual is "financially literate" if he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Corporation's financial statements. All of the members of the Audit Committee are financially literate.

Thomas I. Vehrs has been associated with Canadian junior mining companies for over twenty years, having served both in officer and director positions. His statistical work as a geologist and his years of financial statement review in his capacity as an officer and director of various companies give him the experience and insight needed to discharge his duties as an Audit Committee member.

John G. Proust has held senior positions and served on the boards of many private and TSX-V/CSE listed companies, including those in the mining industry. This experience has provided Mr. Proust with an understanding of the accounting principles used by the Corporation to prepare its financial statements and to analyze or evaluate the Corporation's financial statements. Mr. Proust has served on audit committees for public companies of which he is and has been a director.

Murray G. Flanigan is a management consultant providing financial advisory services to a number of public and private oil and gas, mining and technology companies in North America and abroad. Mr. Flanigan is a Chartered Professional Accountant and a Chartered Financial Analyst with expertise in corporate finance, mergers and acquisitions, international taxation, risk management, banking, treasury, corporate restructuring and accounting, and has served as chief financial officer for various public and private companies. Mr. Flanigan also serves on the audit committee of other reporting issuers.

Audit Committee Oversight

Since the commencement of the Corporation's most recently completed financial year, the Board has not failed to adopt a recommendation of the Audit Committee to nominate or compensate an external auditor.

Reliance on Certain Exemptions

Since the commencement of the Corporation's most recently completed financial year, the Corporation has not relied on the exemptions in Sections 2.4, 6.1.1(4), 6.1.1(5), or 6.1.1(6) or Part 8 of NI 52-110.  Section 2.4 (De Minimis Non-audit Services) provides an exemption from the requirement that the Audit Committee must pre-approve all non-audit services to be provided by the auditor, where the total amount of fees related to the non-audit services are not expected to exceed 5% of the total fees payable to the auditor in the financial year in which the non-audit services were provided.  Sections 6.1.1(4) (Circumstance Affecting the Business or Operations of the Venture Issuer), 6.1.1(5) (Events Outside Control of Member) and 6.1.1(6) (Death, Incapacity or Resignation) provide exemptions from the requirement that a majority of the members of the Audit Committee must not be executive officers, employees or control persons of the Corporation or of an affiliate of the Corporation.  Part 8 (Exemptions) permits a company to apply to a securities regulatory authority or regulator for an exemption from the requirements of National Instrument 52-110 in whole or in part.

Pre-Approval Policies and Procedures

The Audit Committee Charter provides that the Audit Committee will pre-approve all non-audit services to be provided by the Corporation's external auditor.

External Auditor Service Fees (By Category)

The table below sets out the audit fees incurred by the Corporation for the financial years ended July 31, 2022 and 2021:

Audit Service Fees	Year Ended July 31, 2022 ($)	Year Ended July 31, 2021 ($)
Audit Fees (1)	42,006	44,031
Audit-Related Fees (2)	32,390	33,403
Total	74,396	77,434

(1) Represents aggregate fees billed by the Corporation's auditor for audit fees.

(2) Represents aggregate fees billed for assurance and related services by the Corporation's auditor that are reasonably related to the performance of the audit or review of the Corporation's financial statements and are not disclosed in the "Audit Fees" row.

INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

No current or former director, executive officer, proposed nominee for election to the Board, or associate of such persons is, or at any time since the beginning of the most recently completed financial year has been, indebted to the Corporation or any of its subsidiaries. No indebtedness of current or former director, executive officer, proposed nominee for election to the Board, or associate of such persons is, or at any time since the beginning of the most recently completed financial year has been, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Corporation or any of its subsidiaries.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Except as otherwise disclosed herein, no:

(a) director, proposed director or executive officer of the Corporation;

(b) person or company who beneficially owns, or controls or directs, directly or indirectly, voting securities of the Corporation or a combination of both, carrying more than 10% of the voting rights attached to all outstanding voting securities of the Corporation;

(c) associate or affiliate of any of the foregoing person or company; or

(d) director or executive officer of the foregoing person or company,

has had any material interest, direct or indirect, in any transaction since the commencement of the Corporation's most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Corporation, except for any interest arising from the ownership of securities of the Corporation where such person or company receives no extra or special benefit or advantage not shared on a proportionate basis by all holders of the same class of securities.

APPOINTMENT OF AUDITOR

At the Meeting, stockholders will be asked to pass an ordinary resolution appointing Davidson & Company LLP, Chartered Professional Accountants, as the auditor of the Corporation until the next annual meeting of stockholders and to authorize the directors of the Corporation to fix the remuneration to be paid to the auditor. An ordinary resolution needs to be passed by a simple majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Meeting.

Management recommends that stockholders vote FOR the foregoing appointment and authorization.

MANAGEMENT CONTRACTS

There are no management functions of the Corporation which are to any substantial degree performed by a person or company other than the directors or executive officers (or private companies controlled by them, either directly or indirectly) of the Corporation.

ADDITIONAL INFORMATION

Additional information with respect to the Corporation is available on the SEDAR website at www.sedar.com. You may request copies of the Corporation's financial statements and management discussion and analysis by completing the request card included with the Meeting Materials, in accordance with the instructions therein. Financial information is provided in the Corporation's financial statements and management discussion and analysis for its most recently completed financial year, which are available on SEDAR.

DATED:  December 26, 2022.

By Order of the Board of Directors of

RISE GOLD CORP.

/s/ Benjamin W. Mossman

Benjamin W. Mossman
Chief Executive Officer

- A1 -

RISE GOLD CORP.
(the "Company")

AUDIT COMMITTEE CHARTER

This Charter establishes the composition, the authority, roles and responsibilities and the general objectives of the Company's audit committee, or its Board of Directors (the "Board") in lieu thereof (the "Audit Committee"). The roles and responsibilities described in this Charter must at all times be exercised in compliance with the laws and regulations governing the Company and any subsidiaries.

Composition

(a) Number of Members.  The Audit Committee must be comprised of a minimum of three (3) directors of the Company.

(b) Chair.  If there is more than one member of the Audit Committee, members will appoint a chair of the Audit Committee (the "Chair") to serve for a term of one (1) year on an annual basis. The Chair may serve as the chair of the Audit Committee for any number of consecutive terms.

Meetings

(a) Quorum.  The quorum required to constitute a meeting of the Audit Committee is set at a majority of members.

(b) Agenda.  The Chair will set the agenda for each meeting, after consulting with management and the Company's external auditor (the "Auditor"). Agenda materials such as draft financial statements must be circulated to all members of the Audit Committee for such members to have a reasonable amount of time to review the materials prior to the meeting.

(c) Notice to Auditor.  The Auditor will be provided with notice as necessary of any meeting of the Audit Committee, will be invited to attend each such meeting and will receive an opportunity to be heard at those meetings on matters related to the Auditor's duties.

(d) Minutes.  Minutes of meetings of the Audit Committee will be accurately recorded, with such minutes recording the decisions reached by the committee.

- A2 -

Roles and Responsibilities

The roles and responsibilities of the Audit Committee include the following:

External Auditor

The Audit Committee will:

(a) Selection of Auditor.  Select, evaluate and recommend the Auditor to the Board for shareholder approval, to examine the Company's accounts, controls and financial statements.

(b) Scope of Work.  Evaluate, prior to the annual audit of the Company's financial statements, the scope and general extent of the Auditor's review, including the Auditor's engagement letter.

(c) Compensation.  Recommend to the Board the compensation to be paid to the Auditor.

(d) Replacement of Auditor.  If necessary, recommend the replacement of the Auditor to the Board.

(e) Approve Non-Audit Related Services.  Pre-approve all non-audit services to be provided by the Auditor to the Company.

(f) Responsibility for Oversight.  Oversee the work of the Auditor, who must report directly to the Audit Committee.

(g) Resolution of Disputes.  Assist with resolving any disputes between management and the Auditor regarding financial reporting.

Financial Statements and Financial Information

The Audit Committee will:

(a) Review Annual Financial Statements.  Review the Company's audited annual financial statements, discuss those statements with management and with the Auditor, and recommend their approval to the Board.

(b) Review Interim Financial Statements.  Review and discuss with management the Company's unaudited interim financial statements, and if appropriate, recommend their approval to the Board.

(c) MD&A, Annual and Interim Earnings Press Releases, Audit Committee Reports.  Review management's discussion and analysis, interim and annual press releases, and reports of the Audit Committee before the Company publicly discloses such information.

(d) Auditor Reports and Recommendations.  Review and consider any significant reports and recommendations issued by the Auditor, together with management's response, and the extent to which recommendations made by the Auditor have been implemented.

- A3 -

Risk Management, Internal Controls and Information Systems

The Audit Committee will:

(a) Internal Controls.  Review with management and the Auditor the general policies and procedures used by the Company with respect to internal accounting and financial controls, and remain informed, through communications with the Auditor, of any weaknesses in internal controls that could cause errors or deficiencies in financial reporting or deviations from the accounting policies of the Company or from applicable laws or regulations.

(b) Financial Management.  Periodically review the team in place to carry out financial reporting functions, circumstances surrounding the departure of any officers in charge of financial reporting, and the appointment of individuals to oversee such functions.

(c) Accounting Policies and Practices.  Review management's plans regarding any changes in accounting practices or policies and the financial impact thereof.

(d) Litigation.  Review with the Auditor and the Company's legal counsel any litigation, claim or contingency, including tax assessments, that could have a material effect upon the financial position of the Company and the manner in which these matters are being disclosed in the Company's financial statements.

(e) Other.  Discuss with management and the Auditor correspondence with regulators, employee complaints, or published reports that raise material issues regarding the Company's financial statements or disclosure.

Complaints

The Audit Committee will:

(a) Accounting, Auditing and Internal Control Complaints.  Establish a procedure for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters.

(b) Employee Complaints.  Establish a procedure for the confidential transmittal on condition of anonymity by the Company's employees of concerns regarding questionable accounting or auditing matters.

Authority

(a) Auditors.  The Auditor, and any internal auditor hired by the Company, will report directly to the Audit Committee.

(b) Independent Advisors.  The Audit Committee may, at the Company's expense and without the approval of management, retain the services of independent legal counsel and any other advisors it deems necessary to carry out its duties and establish and pay the monetary compensation of such advisors.

- A4 -

Reporting

The Audit Committee will report to the Board on:

(a) the independence of the Auditor;

(b) the performance of the Auditor and any recommendations of the Audit Committee in relation thereto;

(c) the reappointment or termination of the Auditor;

(d) the adequacy of the Company's internal controls and disclosure controls;

(e) the Audit Committee's review of the Company's financial statements, both annual and interim;

(f) the Audit Committee's review of management's discussion and analysis, both annual and interim;

(g) the Company's compliance with legal and regulatory matters to the extent they affect the its financial statements; and

(h) all other material matters dealt with by the Audit Committee.

RISE GOLD CORP.

(the "Corporation")

Request for Financial Statements

In accordance with Canadian Securities Administrator's National Instrument 51-102 - Continuous Disclosure Obligations, registered and beneficial shareholders may elect annually to receive a copy of our annual financial statements and corresponding management discussion and analysis ("MD&A") or interim financial statements and the corresponding MD&A, or both.

If you wish to receive these documents by mail, please return this completed form to:

Capital Transfer Agency ULC.

390 Bay Street, Suite 920

Toronto, ON M5H 2Y2

Rather than receiving the financial statements by mail, you may choose to view these documents on the SEDAR website at www.sedar.com.

I HEREBY CERTIFY that I am a registered and/or beneficial holder of the Corporation, and as such, request that my name be placed on the Corporation's Mailing List in respect to its annual and/or interim financial statements and the corresponding MD&A for the current financial year.

Please send me:
Interim Financial Statements with MD&A

Annual Financial Statements with MD&A

PLEASE PRINT

FIRST NAME           LAST NAME

ADDRESS

CITY PROVINCE/ STATE POSTAL / ZIP CODE

_________________________________________

COUNTRY

SIGNED: _________________________________

(Signature of Shareholder)

IF THIS IS AN ADDRESS CHANGE, PLEASE CHECK HERE:

(Please provide previous address below)

IF YOU WOULD LIKE TO RECEIVE THE DOCUMENTS BY EMAIL, PLEASE PROVIDE BELOW

RISE GOLD CORP.

PROXY

FOR USE AT THE

ANNUAL MEETING OF STOCKHOLDERS

JUNE 30, 2021

This proxy is solicited on behalf of the management of Rise Gold Corp. (the "Corporation"). The undersigned, being a stockholder of the Corporation hereby appoints, Benjamin W. Mossman, President and Chief Executive Officer of the Corporation, or failing him, Vince Boon, Chief Financial Officer and Treasurer of the Corporation, or instead of either of them, _____________________________________________________, as proxyholder for and on behalf of the undersigned with the power of substitution to attend, act and vote for and on behalf of the undersigned in respect of all matters that may properly come before the annual meeting of the stockholders of the Corporation to be held on January 31, 2023 (the "Meeting"), and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at the Meeting or such adjournment or postponement thereof. The undersigned hereby directs the proxyholder to vote the securities of the Corporation recorded in the name of the undersigned as specified herein.

FOR □ AGAINST □	Set the number of directors at five (5).

FOR □ WITHHOLD □	The election of Benjamin W. Mossman as a director of the Corporation.

FOR □ WITHHOLD □	The election of Thomas I. Vehrs as a director of the Corporation.

FOR □ WITHHOLD □	The election of John G. Proust as a director of the Corporation.

FOR □ WITHHOLD □	The election of Murray G. Flanigan as a director of the Corporation.

FOR □ WITHHOLD	The election of Lawrence W. Lepard as a director of the Corporation.

FOR □ WITHOLD □

To approve the appointment of Davidson & Company LLP, Chartered Professional Accountants as auditors of the Corporation for the ensuing year and to authorize the directors to fix the remuneration of the auditors.

If any amendments or variations to the matters referred to above or to any other matters identified in the notice of meeting are proposed at the Meeting or any adjournment or adjournments thereof, or if any other matters which are not now known to management should properly come before the Meeting or any adjournment or adjournments thereof, this proxy confers discretionary authority on the person voting the proxy to vote on such amendments or variations or such other matters in accordance with the best judgment of such person. To be valid, this proxy must be received by the Corporation's transfer agent, Capital Transfer Agency ULC, 390 Bay Street, Suite 920, Toronto, Ontario, M5H 2Y2, Fax Number: 416.350.5008, not later than 48 hours, excluding Saturdays, Sundays and statutory holidays in the City of Toronto, Ontario, prior to the Meeting or any adjournment thereof.  Late proxies may be accepted or rejected by the Chairman of the Meeting in his discretion, and the Chairman is under no obligation to accept or reject any particular late proxy.

DATED this _____ day of  January, 2023.

Online Voting Instructions	Signature of Stockholder
(See Reverse)

Name of Stockholder (Please Print)

Number of Shares Held

NOTES AND INSTRUCTIONS

THIS PROXY IS SOLICITED BY MANAGEMENT OF THE CORPORATION.

1. The shares represented by this proxy will be voted.  Where a choice is specified, the proxy will be voted as directed.  Where no choice is specified, this proxy will be voted in favour of the matters listed on the proxy.  The proxy confers discretionary authority on the above named person to vote in his or her discretion with respect to amendments or variations to the matters identified in the notice of meeting accompanying the proxy or such other matters which may properly come before the Meeting.

2. Each stockholder has the right to appoint a person other than management designees specified above to represent them at the Meeting. Such right may be exercised by inserting in the space provided the name of the person to be appointed, who need not be a stockholder of the Corporation.

3. Each stockholder must sign this proxy. Please date the proxy.  If the stockholder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized.

4. If the proxy is not dated in the space provided, it is deemed to bear the date of its mailing to the stockholders of the Corporation.

5. If the stockholder appoints any of the persons designated above, including persons other than Management Designees, as proxy to attend and act at the Meeting:

(a) the shares represented by the proxy will be voted in accordance with the instructions of the stockholder on any ballot that may be called for;

(b) where the stockholder specifies a choice in the proxy with respect to any matter to be acted upon, the shares represented by the proxy shall be voted accordingly; and

(c) IF NO CHOICE IS SPECIFIED WITH RESPECT TO THE MATTERS LISTED ABOVE, THE PROXY WILL BE VOTED FOR SUCH MATTERS.